China Holdings Acquisition Corp. Bright World Precision Machinery Investor Presentation July 2008 Exhibit 99.2

Disclaimer
Additional Information About the Transaction and Where to Find It
In connection with the proposed acquisition, China Holdings Acquisition Corp. (“CHAC”) intends to prepare a registration statement containing a proxy statement/prospectus to be filed with the U.S. Securities and Exchange Commission (“SEC”).
When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders of CHAC, seeking their approval of the transaction. Stockholders are urged to read the proxy statement/prospectus regarding the proposed acquisition carefully and in its entirety because it will contain important information about the proposed acquisition. Stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available)
and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to Mark L. Wilson at China Holdings Acquisition Corp., 5th Floor, 33 Riverside Avenue, Westport,
CT 06880 or by telephone at (203) 226-6288.
CHAC and its directors and officers may be deemed to be participants in the solicitation of proxies from CHAC’s stockholders with respect to the proposed acquisition. Information about CHAC’s directors and executive officers and their ownership of CHAC’s common stock and warrants is set forth in CHAC’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of CHAC and its directors and executive officers in the proposed acquisition, which may be different than those of CHAC’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed acquisition when filed with the SEC.

Disclaimer
Forward-looking Statements
This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private
Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,”
“may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-
looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; uncertainties as to the timing of the acquisition; approval of the transaction by CHAC stockholders; the satisfaction of closing conditions to the transaction; costs related to the acquisition; the performance of Bright World Precision Machinery
Limited; the impact of inflation generally as well as on the rising costs of materials; specific economic conditions in China generally or in the markets in which Bright World Precision Machinery Limited operates; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to the financial statements of Bright World Precision Machinery Limited as a result of applicable securities laws; and general economic conditions such as inflation or recession. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from CHAC’s forward-looking statements are included in CHAC’s filings with the SEC, specifically as described in CHAC’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Actual results may differ materially from those contained in the forward-looking statements in this communication. CHAC undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement.
Notice to Bright World Precision Machinery Limited Shareholders
While the tender offer is being made to all holders of Bright World Precision Machinery Limited (“Bright World”) shares, this document does not constitute an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of
Bright World or an offer to purchase, sell or exchange or the solicitation of an offer to purchase, sell or exchange any securities of CHAC in any jurisdiction in which the making of the tender offer or the acceptance of any tender of shares therein would not be made in compliance with the laws of such jurisdiction.

Non – GAAP Financial Information
The directors of CHAC (including any who may have delegated detailed supervision of this presentation) have taken all reasonable care to ensure that the facts stated and all opinions expressed in this presentation are fair and accurate and that no materials facts have been omitted from this presentation, and they jointly and severally accept responsibility accordingly.  Where any information has been extracted or reproduced from published or otherwise publicly available sources (including, without limitation, in relation to Bright World)
or obtained from World Sharehold Limited (“World Share”), the sole responsibility of the directors of CHAC has been to ensure through reasonable enquiries that such information is accurately extracted from such sources or, as the case may be, reflected or reproduced in this presentation.
The foregoing statement is made by the directors of CHAC strictly for purposes of complying with the Singapore Code on Takeovers and Mergers and is subject to all qualifications set forth herein. Further, additional information will be provided in a registration statement containing a proxy statement/prospectus to be filed by CHAC with the SEC, and the information contained in this press release will be qualified by the information set forth therein.
CHAC will make a tender offer on the terms set forth below in accordance with the Singapore Code on Takeovers and Mergers.  The
Singapore Industry Council (“SIC”) has confirmed that the arrangements relating to the issuance of the CHAC shares to World Share and the contingent payment for the foreign exchange impact on the funds in CHAC’s trust account are not special deals under Rule 10 of the Singapore Code on Takeovers and Mergers.  This SIC confirmation, however, is conditioned on a determination by Bright World’s independent financial advisor (“IFA”) that such arrangements are in its opinion fair and reasonable. The IFA’s determination has not been obtained as of the date of the investor presentation.
NON-GAAP FINANCIALS:
The financial information and data contained in this presentation is unaudited and does not conform to the SEC’s Regulation S-X.
Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, CHAC’s proxy statement to solicit stockholder approval for the proposed acquisition of Bright World.
This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. CHAC believes that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Bright World and the proposed acquisition.
However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

5 Participants CEO - China Holdings Acquisition Corp. Chief Financial Officer (Designee) - China Holdings Acquisition Corp. Paul K. Kelly Mark L. Wilson

Transaction Overview
Transaction
Consideration
Time Table
CHAC issues 19.9 million new shares to World Share in exchange for all Bright World shares
Bright World, a Singapore Stock Exchange-listed company (symbol: B49), is approximately
77.42% owned by World Sharehold Limited (a BVI corporation) (“World Share”) and its majority shareholder Mr. Wang Wei Yao.
– The remaining 22.58% of Bright World’s shares are owned by public and other shareholders
World Share is also eligible to receive Additional Shares of two types based on the future performance of Bright World
– The first type is based upon Bright World’s Realized Profit and is limited to a maximum award of 3,765,000 CHAC shares
– In addition, World Share will be eligible to receive up to an additional 1,000,000 shares per
1% increase in FY 2008 net earnings (in RMB) above 20%, versus base earnings of
RMB144,863,000, up to a maximum of 12,000,000 Additional Shares of CHAC, if FY 2008 net earnings exceed base earnings by 32%
In any case, however, the total number of initial shares, plus Additional Shares, to be awarded to World Share shall not exceed a combined maximum total of 35,665,000 CHAC shares
In addition, CHAC is offering S$0.70 / share cash, S$0.75 / share if 90% or more of Bright
World’s shares are purchased, to the minority shareholders
World Share may also receive a contingent payment as compensation for the exchange rate impact on CHAC’s trust account if the U.S. dollar weakens against the RMB between signing and closing of the transaction.  Conversely, CHAC may receive a contingent payment if the
RMB weakens against the U.S. dollar
As part of the transaction, CHAC would re-domesticate into a newly formed BVI company
(“Newco”), and would seek a listing on the New York Stock Exchange
Anticipated transaction value in the $200 million to $404 million range, assuming an exchange rate of 0.73524 Singapore dollar to one U.S. Dollar
No major P.R.C. regulatory approvals required
Singapore tender offer (4
th
Quarter, Indicative)
S.E.C. clearance of proxy (4
th
Quarter)
Accounting conforms to IFRS (3
rd
Quarter)
CHAC is proposing a tender offer for all the shares of Bright World Precision Machinery Limited
U.S. shareholder vote (4
th
Quarter)
Independent Financial Advisor Opinion
(3
rd
Quarter)

China Holdings Investment Criteria
Superior growth prospects that are directly correlated to the vibrant growth of China’s industrial output
Successfully refocused sales mix from conventional stamping machines to higher priced and more profitable precision high performance machines
Pro forma for the acquisition, CHAC will have capital to pursue both vertical and horizontal
M&A opportunities
As part of the transaction, CHAC has a Right Of First Refusal to acquire four companies also controlled by Mr. Wang in the following industries: agricultural machinery, automotive parts and components, lawn equipment and construction equipment
Bright World has generated strong revenue and profit growth over the last four years
– Revenue CAGR 2004 – 2007 = 33.5%
(1)
; LTM 34.5%
(2)
; 46.9%
(3)
1Q08 vs 1Q07
– Net profit CAGR 2004 – 2007 = 28.3%
(1)
; LTM 33.9%
(2)
; 57.9%
(3)
1Q08 vs 1Q07
CHAC Objective Bright World Investment Highlights
Platform for Growth
Attractive Industry
Profile
Demonstrated Track
Record
Bright World’s customer base is a major supplier of manufacturing products to the burgeoning Chinese middle class
Precision high performance stamping machine production in China has higher technical and capital barriers to entry and attractive fundamentals, as opposed to conventional stamping machines, which is a highly fragmented and cost competitive business
Note: Denotes foreign exchange rates used:
(1) 2004: 8.2768 RMB = US $1.00 , 2007: 7.6058 RMB = US $1.00,
(2) LTM 2007: 7.9003 RMB = US $1.00; LTM 2008: 7.4595 RMB = US $1.00
(3) 1Q 2007: 7.7582 = US $1.00, 1Q 2008: 7.1590 RMB = US $1.00

China Holdings Investment Criteria (cont’d)
Experienced management team, led by serial entrepreneur with 25 years of business expertise and a CEO with more than 35 years of direct industry acumen
CHAC Objective Bright World Investment Highlights
Experienced
Management Team
Attractive Valuation
(1)
CHAC’s acquisition of Bright World is attractive on a fully diluted basis
– Transaction cost implied multiple – 14.6x 2008 earnings
– Pro forma implied purchase multiple – 18.2x 2008 earnings
(1) Under the Deed of Undertaking entered into between China Holdings Acquisition Corp. (“CHAC”) and World Sharehold Limited and its shareholders, World Sharehold Limited is entitled to receive additional CHAC shares (up to 15,765,000 shares) in the event that Bright World Precision Machinery Limited (“Bright World”) achieves growth in net profit after tax and minority interests (“Net Profit”) for FY 2008 of between 20% and 32% over a base Net Profit of RMB 144,863,000.
The reference to Bright World’s year 2008 earnings and valuation multiples in this presentation is included purely for illustration purpose only and assumes that Bright World achieves annual Net Profit growth of 32% local currency (9% foreign currency effect) in FY2008, consistent with the range of Net Profit growth targets set for FY2008 as prescribed in the Deed of
Undertaking.  CHAC is not and does not purport to be providing any financial forecast or estimate for Bright World.  The reference to Bright World’s year 2008 earnings and valuation multiples in this presentation does not represent, and should not be taken, construed or be relied on as, a forecast estimate, warranty, guarantee or representation by CHAC as to the future profitability or financial performance of Bright World in respect of FY2008 . There is no assurance whatsoever as to Bright World’s future financial performance and accordingly, nothing in this presentation should be construed as providing any such assurance.
Anticipated Board of
Directors
– Wang Wei Yao, Non-Exec. Chairman
– Shao Jian Jun, President & CEO
– Paul K. Kelly, Vice Chairman
– Xiao Feng, Director
– Cheng Yan Davis, Director

Successfully Refocused Product Mix
Stamping machines, which can stamp, punch, stretch, bend and fold metals and other materials, are basic to the production of industrial and other consumer durable goods
Since 2005, Bright World has successfully refocused its product portfolio towards high performance stamping machine business
Why is this relevant? High performance stamping machines provide:
–
Higher price points
–
Higher margins
–
Superior growth prospects vs. conventional stamping machines
High performance machine segment contains significant barriers to entry
–
Higher levels of engineering technology
–
Substantial capital investment in high performance machinery
–
High quality brand and manufacturing reputation

CAGR: 33.5%
46.9%

CAGR: 31.1%
56.4%

CAGR: 28.3%
57.9%

$9.0
$11.8
$14.5
$19.0
$2.9
$4.5
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2004 2005 2006 2007 Q1 07 Q1 08
$10.7
$13.0
$18.4
$24.1
$3.9
$6.1
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2004 2005 2006 2007 Q1 07 Q1 08
$31.3
$39.2
$56.4
$74.5
$13.5
$19.8
$0.0
$25.0
$50.0
$75.0
$100.0
2004 2005 2006 2007 Q1 07 Q1 08
Strong Consistent Growth
EBITDA
(2)
Net Sales
(1)(2)
(USD in millions)
Source: Company filings.
(1) 4Q07’s revenues were negatively impacted by a reported interruption associated with shifting existing production lines to Bright World’s new facilities.
(2) Foreign exchange rates used - 2004: 8.2768RMB = US $1.00, 2005: 8.1936RMB = US $1.00, 2006: 7.9723RMB = US $1.00, 2007: 7.6058RMB = US $1.00,
1Q 2007: 7.7582 RMB = US $1.00, 1Q 2008: 7.1590RMB = US $1.00
Net Profit
(2)

11 Significant Growth Potential Organic Growth Export Sales Consolidation of Domestic Players Vertical Integration Horizontal Integration ROFR on other Mr. Wang Companies

Implied Valuation
(1) Base case assumes 77% of Bright World’s economic ownership is purchased in the transaction.
(2) Assumes warrants calculated using Treasury Stock Method at $10.00 / share, with 15.6 million warrants outstanding.
(3) Note: Under the Deed of Undertaking entered into between China Holdings Acquisition Corp. (“CHAC”) and World Sharehold Limited and its shareholders, World Sharehold Limited is entitled to receive additional
CHAC shares (up to 15,765,000 shares) in the event that Bright World Precision Machinery Limited (“Bright World”) achieves growth in net profit after tax and minority interests (“Net Profit”) for FY 2008 of between 20% and 32% over a base Net Profit of RMB 144,863,000.
The reference to Bright World’s year 2008 earnings and valuation multiples in this presentation is included purely for illustration purpose only and assumes that Bright World achieves annual Net Profit growth of
32% local currency (9% foreign currency effect) in FY2008 , consistent with the range of Net Profit growth targets set for FY2008 as prescribed in the Deed of Undertaking. CHAC is not and does not purport to be providing any financial forecast or estimate for Bright World. The reference to Bright World’s year 2008 earnings and valuation multiples in this presentation does not represent, and should not be taken, construed or be relied on as, a forecast estimate, warranty, guarantee or representation by CHAC as to the future profitability or financial performance of Bright World in respect of FY2008. There is no assurance whatsoever as to Bright World’s future financial performance and accordingly, nothing in this presentation should be construed as providing any such assurance.
(4) Assumes no redemptions of CHAC common stock which may aggregate a total of 4,266,239 shares with an estimated value of $41.8 million
Note: Figures used are subject to rounding.
Transaction Cost and Implied Multiple
Pro Forma Implied Purchase Multiple
Unlevered balance sheet
provides significant
capacity for acquisitions
Base Case
(1)
Max Case
Number of CHAC Shares Issued 19.9 35.7
CHAC Share Price (estimated redemption value) $9.79 $9.79
Total CHAC Stock Issued $195.1 $349.2
Cost of Bright World Minority Investors -- 49.8
Pro Forma Net Debt Assumed 5.0 5.0
Total Cost $200.1 $404.0
2008E P/E Multiple
(3)
14.6x
2008E P/E/G
(3)
0.33
Growth Rate
(3)
44.5%
Pro Forma Implied Purchase Multiple
Fully diluted CHAC shares outstanding
(2)
39.8 55.6
CHAC Share Price (estimated redemption value) $9.79 $9.79
Fully diluted equity value $389.5 $543.9
Pro Forma Net Debt (cash)
(4)
(114.0) (64.0)
Firm Value / Adjusted Equity Value $275.5 $479.9
2008E Pro Forma Fully Diluted Trailing P/E Multiple
(3)
18.2x
2008E Pro Forma Net Income
(3)
$30.0
2008E Pro Forma Trailing P/E/G
(3)
0.41x

Transaction Structure
Uses
(4)
Pro Forma Closing Common Ownership
(2)(4)
Sources
(4)
(1) Assumes estimated redemption price of $9.79 per share for CHAC common stock.
(2) Bright World Shareholders excludes the public float shares which are assumed to be acquired via the tender offer.
(3) The majority 77.42% ownership of Bright World is owned by World Share which, in turn, is owned 82% by Wang Wei Yao and 18% by other insiders.
(4) Assumes no redemptions of CHAC common stock which may aggregate a total of 4,266,239 shares with an estimated value of $41.8 million.
(5) Assumes warrants calculated using Treasury Stock Method at $10.00 / share with 15.6 mm warrants outstanding.
(6) Assumes that the exchange rate between the RMB and US dollar does not change between signing and closing of the transaction
Note: Figures used are subject to rounding.
Base Case Max Case
Issuance of new CHAC shares
(1)
$195.1 $349.2
Use of cash and trust fund
(4)
3.0 52.8
Pro Forma Net Bright World debt assumed 5.0 5.0
Total sources used in transaction $203.1 $407.0
Pro Forma Net Cash available for organic growth and M&A
(4)
$114.0 $64.0
Base Case Max Case
Purchase of BW shares from majority S/H
(1)
$195.1 $349.2
Purchase of BW shares from Public -- 49.8
Pro Forma Net Bright World debt assumed 5.0 5.0
Exchange rate impact on cash in trust
(6)
-- --
Fees and expenses (est.) 3.0 3.0
Redemption of CHAC shares
(4)
-- --
Total use of capital for transaction $203.1 $407.0
Base Case Max Case
(share in millions) Shares % Ownership Shares % Ownership
Shares Issued to Bright World S/H
(3)
19.9 50.0% 19.9 35.8%
Additional Consideration -- -- 15.8 28.4
Total Bright World S/H Ownership
(3)
19.9 50.0% 35.7 64.2%
Existing Founders' Shares 3.2 8.0% 3.2 5.8%
CHAC Public Shares
(4)
12.8 32.2 12.8 23.0
Warrants
(5)
3.9 9.8 3.9 7.0
Total CHAC Ownership 19.9 50.0% 19.9 35.8%
Total Shares Issued Post-Transaction 39.8 100.0% 55.6 100.0%

Industry Overview

Annual Growth
--
6.2% 10.6% 10.5% 9.7% 12.9% 17.7% 15.0% 14.7% 17.0%
89,677
99,215
109,655
120,333
135,823
159,878
183,868
210,871
246,619
84,402
0
50,000
100,000
150,000
200,000
250,000
300,000
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Attractive Long-Term Macro Growth Dynamics
China GDP Growth
(1)
China Industrial Output
(1)
Note: Gross Industrial Output Value and Gross Domestic product in 100 mm Yuan.
(1) Source: National Bureau of Statistics of China.
Annual Growth
-- 7.3% 17.8% 11.4% 16.1% 28.4% 41.8% 24.7% 25.8%
67,737
72,707
85,674
95,449
110,776
142,271
201,722
251,620
316,589
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
1998 1999 2000 2001 2002 2003 2004 2005 2006

Chinese Metal Stamping Industry
The PRC has become the world's factory and production base for all forms of manufacturing, primarily due to its low operating cost advantage
Stamping machines constitute a basic step in the production of industrial and consumer durable products, such as automotive bodies
Stamping machines can stamp, punch, stretch, bend and fold metals and other materials used in the production process
The stamping industry primarily consists of two sub-sectors: conventional and high-
performance (including high tonnage machines)
The stamping industry forms the backbone of many upscale manufacturing sectors, including automotive, computer & telecom and home electronic appliance
The Chinese government continues to encourage local companies to upgrade manufacturing capabilities

Compelling Industry Dynamics
The conventional stamping machines business in China is highly fragmented with an estimated hundreds of producers in this category.
Highly Fragmented
High Barriers to Entry
Attractive Competitive
Dynamics
Growth Profile
Metal Forming Machinery Industry
The high performance stamping machines business consists of fewer manufacturers, due to the technical capabilities and capital required for entry.  Accordingly, price competition is less intense, and profitability greater, than for conventional machines
The high-tonnage stamping machines sub-sector of the high
performance business has the least number of competing
manufacturers, due to both higher costs of entry and the relatively recent ascendancy of upscale manufacturing industries in China employing such technology, such as the automotive industry
A proxy for the industrialization of China
End user industry agnostic (i.e., any manufacturer that creates metal or composite parts)
Both domestic and export opportunities

Impact of Raw Materials Costs
During the last several years, the world price of iron and steel products has increased significantly, due to a combination of increased demand and resultant sharp hikes in iron ore prices by leading world iron ore producing companies
Prior to 2008, Chinese steel producers and manufacturers of steel-related products, such as Bright
World, absorbed much of the resultant price increases
In 2H07, open market spot steel prices rose sharply on indications that another major increase in iron ore prices was expected in 2008
Effective January 1, 2008, Baosteel, China’s largest steel producer, announced an 8% increase in contract prices for 1Q08 delivery, and on February 25, announced a further 20% price increase for
2Q08 delivery
During 4Q 2007 and 1Q 2008, Bright World implemented price increases on selected product lines
The future trajectory of iron and steel raw materials prices is a continuing challenge for the Company
The Company employs its engineering expertise and the introduction of new machine designs to partially offset rising raw materials costs

Company and Financial Overview

Competitive Strengths
Consistent track record of strong year-over-year growth and profitability
Enhanced focus on the successful ongoing transition toward the high performance sector
Well recognized AOTU brands and World trademarks
Introduction of new, high-tonnage stamping machines capability makes Bright World a totally integrated producer of power press machines, with product lines in all major segments
Continuous focus on R&D to sustain competitive edge
–
Long-term track record on innovation of sophisticated products with increased tonnage and efficiency
Experienced management team, led by serial entrepreneur with 25 years of business experience and a CEO with more than 35 years of direct industry acumen
Established in-house marketing and sales force, plus more than 300 distributors, spanning coastal and central China

Market Presence
Chongqing &
Sichuan
Hunan & Hubei
Anhui
Jiangxi
Pearl River
Delta
including
Fujian and
Guangdong
Bohai Bay Area
including Shandong,
Jingjintang and
Dongbei
Yangtze River
Delta
including
Zhejiang,
Jiangsu,
Shanghai
Established Markets
> 300
distributors
throughout
the PRC
> 90%
of
revenue from
established
markets
Established a strong
market presence in
the Pearl River Delta
and Yangtze River
Delta. Currently,
developing the
market in the Bohai
Bay Area
Developing
Markets
Bright World’s proximity to numerous manufacturing facilities should increase its ability to expand its customer base
Source: Bright World 3Q FY07 results briefing.

Vertically Integrated Manufacturing
Vertically Integrated Manufacturing
4. Hot
Treatment
5. Processing of
Stamping
Machine
Components
6. Quality
Inspection of
Components
3. Welding
2. Casting
1. Smelting
Delivery of
Resin-casted
Components
7. Electronics
Wiring
8. Assembly, Quality
Inspection and Delivery of
Stamping Machines

Customers by Sectors
Source: Bright World 1Q07 results briefing.
Other (e.g. Electrical
Fittings) & Hardware
30%
Home Electrical
Appliances
20%
Automobiles
30%
Computer & Telecomms
20%
Balanced Mix of Customers

Balance Sheet Highlights
Net cash position and
unlevered balance sheet
provides adequate capital
for acquisitions
Note:  CHAC PF combined assumes Max case.
Note: Figures used are subject to rounding.
(1) Foreign exchange rate used: 7.0124RMB = US $1.00
(2) Assumes no redemptions of CHAC common stock which may aggregate a total of
(2) 4,266,239 shares with an estimated value of $41.8 million
Bright CHAC
World Pro Forma
(USD in millions)
Q1 2008
(1)
Combined
Cash & cash equivalents
(2)
$8 $77
Inventories 27 27
Receivables 43 43
Current assets 78 147
Property, plant & equipment 48 48
Total assets
Payables and accruals $27 $27
Short term debt 13 13
Current liabilities 40 40
Minority Interest 0 0
Shareholder's Equity
(2)
86 155
Total Liabilities & Shareholder's Equity $126 $195
$126 $195

Experienced Management Team
Wang Wei Yao, Non-Executive Chairman
–
Mr. Wang has received a number of awards for his entrepreneurial activities in China. He has served as Chairman of a number of companies which he has founded or acquired and restructured.  As Chairman and a major shareholder of such companies, he has been responsible for determining the overall strategic development of each company, as well as assessing and implementing the major policies of each company.
–
Mr. Wang developed Bright World from a small, underperforming stamping company, which he acquired in 1998.  At that time, the company had far less than RMB 100 million in sales, compared to RMB 566 million for FY 2007.  Mr. Wang is also Chairman of World Group, which includes 4 machinery manufacturing companies for which CHAC has a Right Of
First Refusal to purchase.
–
Mr. Wang is the recipient of an Executive Masters Certificate from China Europe International Business School.
Jianjun Shao, President and CEO
–
Mr. Shao has 35 years experience in the forging and metal forming businesses.
–
Mr. Shao is the CEO of WPM (China) and is in charge of the overall operations of the company.  He is certified as a
Senior Machinery Engineer by the Science and Technology Committee.  He has been intimately involved in the development of new products designed to meet customers’ needs, and to increase market share of the company.
–
Mr. Shao has obtained an Executive Masters Certificate from China Europe International Business School.
Paul K. Kelly, Vice Chairman
–
Mr. Kelly is a founder and current Chairman and C.E.O. of CHAC
–
Mr. Kelly is President and C.E.O. of Knox & Co., international investment bankers
–
Mr. Kelly is the C.E.O. of Stuart Management Co., which provides administrative services to CHAC
–
He is a graduate of the University of Pennsylvania and has an MBA from Wharton.
Mark L. Wilson, CFO
–
Mr. Wilson is a senior financial executive with broad experience in several industries during his 28 year business career.
–
Mr. Wilson serves as an Officer and Director of Stuart Management Company and serves on the Management Board of
Biflex International Group, a leading private label intimate apparel supplier.
–
Prior to China Holdings, Mr. Wilson was the CFO of Towers Perrin, a $1.3 billion global professional services firm and held prior executive positions at The Thomson Corporation and MacAndrews & Forbes Holdings.
–
He is a graduate of Cornell University (BS Class of ‘79 and MBA Class of ‘80) and earned his CPA at Ernst & Young.
(Post-transaction)

Appendix

BW Corporate Structure – Taxation Considerations
The corporate structure of the Bright World Group is indicated below.
Taxation Considerations
– World Precise Machinery (China) Co., Ltd. (WPM) and Bright World Heavy Machine Tools (China) Co., Ltd.
(Heavy) are both located in an economic development zone in Danyang, Jiangsu Province, which gives both companies certain tax preferences.  These preferences include a 0% tax rate for the first 2 years of profitable operations, a 12.5% tax rate for the next 3 tax years, and the statutory 25% tax rate for tax years thereafter.  Under this regime, WPM will have a tax rate of 12.5% for 2008, and 25% annually thereafter.
Heavy, which was established in 2007, will have 0% tax rates for FY 2008 and 2009, assuming profitable operations, 12.5% for 2010 through 2012, and 25% thereafter.  Shanghai Shangduan Stamping Machines
Co., Ltd., a 60%-owned joint venture subsidiary, will have a tax rate of 25% in 2008 and future years, unless it qualifies for new tax incentives under the new CIT law, introduced in 2007
– Based upon the foregoing, Bright World is expected to have a blended tax rate, below the statutory 25%
corporate income tax rate, for at least 5 years
Bright World Precision
Machinery Ltd.
(Singapore)
Shanghai Shangduan
Stamping Machines
Co., Ltd.
(China)
Bright World Heavy
Machine Tools (China)
Co., Ltd. (China)
100%
100%
60%
World Precise
Machinery (China)
Co., Ltd.
(China)

Implied Share Price Multiples
(1) Assumes no redemptions of CHAC common stock which may aggregate a total of 4,266,239 shares.
(2) Number of warrants outstanding calculated using the Treasury-Stock-Method which utilizes the "Assumed Share Price" for each respective column of data.
(3) Note: Under the Deed of Undertaking entered into between China Holdings Acquisition Corp. (“CHAC”) and World Sharehold Limited and its shareholders, World Sharehold Limited is entitled to receive additional CHAC shares (up to 15,765,000 shares) in the event that Bright World Precision Machinery Limited (“Bright World”) achieves growth in net profit after tax and minority interests (“Net Profit”) for FY 2008 of between 20% and 32% over a base Net Profit of RMB 144,863,000.
The reference to Bright World’s year 2008 earnings and valuation multiples in this presentation is included purely for illustration purpose only and assumes that Bright World achieves annual Net Profit growth of 32% local currency (9% foreign currency effect) in FY2008, consistent with the range of Net Profit growth targets set for FY2008 as prescribed in the
Deed of Undertaking. CHAC is not and does not purport to be providing any financial forecast or estimate for Bright World. The reference to Bright World’s year 2008 earnings and valuation multiples in this presentation does not represent, and should not be taken, construed or be relied on as, a forecast estimate, warranty, guarantee or representation by CHAC as to the future profitability or financial performance of Bright World in respect of FY2008.  There is no assurance whatsoever as to Bright World’s future financial performance and accordingly, nothing in this presentation should be construed as providing any such assurance.
Assumed Share Price
(USD$ in millions, except per share data)
$10.00 $11.00 $12.00 $13.00 $14.00 $14.25
Shares o/s:
Public
(1)
12,800,000 12,800,000 12,800,000 12,800,000 12,800,000 12,800,000
Founders 3,200,000 3,200,000 3,200,000 3,200,000 3,200,000 3,200,000
Bright World at Max 35,665,000 35,665,000 35,665,000 35,665,000 35,665,000 35,665,000
Warrants
(2)
15,550,000
Exercise Price $7.50 3,887,500 4,947,727 5,831,250 6,578,846 7,219,643 7,365,789
Total Shares o/s 55,552,500 56,612,727 57,496,250 58,243,846 58,884,643 59,030,789
2008 Pro forma Net Income
(3)
$29.965 $29.965 $29.965 $29.965 $29.965 $29.965
2008 Pro forma fully diluted EPS
(3)
$0.54 $0.53 $0.52 $0.51 $0.51 $0.51
2008 Pro forma fully diluted trailing P/E Multiple
(3)
18.5x 20.8x 23.0x 25.3x 27.5x 28.1x
2008 Pro forma trailing P/E/G
(3)
44.6% 0.42 0.47 0.52 0.57 0.62 0.63

Bright World 1 Quarter Comparison
Note: Foreign exchange rates used: Q1 2007: 7.7582RMB = US $1.00, Q1 2008: 7.1590RMB = US $1.00.
($ USD in 000's)
Q1 2008
(1)
Q1 2007
(1)
% Change
Revenue $19,759 $13,454 46.9%
Gross Profit 6,883 4,849 41.9%
Gross Profit Margin 34.8% 36.0% (1.2%)
Distribution, Selling & Admin. 1,719 1,625 5.8%
DSA % Sales 8.7% 12.1% (3.4%)
Profit from Operations 5,278 3,267 61.6%
Operating Profit Margin 26.7% 24.3% 2.4%
Net Profit $4,509 $2,856 57.9%
st